UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2026

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 648-3553

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 12, 2026, pursuant to a registration statement and a related prospectus supplement filed by Lucid Group, Inc. (the “Company”) with the Securities and Exchange Commission, the Company registered for resale up to (i) 55,000 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Convertible Preferred Stock”), issued to Ayar Third Investment Company (“Ayar”) in a private placement pursuant to a subscription agreement, dated April 14, 2026, by and between Ayar and the Company, (ii) 51,651,489 shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), which may be issued upon conversion of the Series C Convertible Preferred Stock as of June 30, 2026, and (iii) 24,038,462 shares of Common Stock issued to SMB Holding Corporation (“SMB”), a subsidiary of Uber Technologies, Inc., in a private placement pursuant to a subscription agreement, dated April 14, 2026, by and between SMB and the Company.

The Company is filing a copy of the legal opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP as Exhibit 5.1 to this Current Report on Form 8-K to add such exhibit to the Company’s Registration Statement on Form S-3ASR (File No. 333-282677).

The Company issued a press release announcing the resale registration. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
99.1	Lucid Press Release Dated August 12, 2026
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2026

LUCID GROUP, INC.

By:	/s/ Alexander De Bock
Alexander De Bock
Chief Financial Officer